Exhibit 99.1

MATADOR RESOURCES COMPANY ANNOUNCES MALLON WELL RESULTS

DALLAS, Texas, February 2, 2017 - Matador Resources Company (NYSE: MTDR) (“Matador” or the “Company”), an independent energy company engaged in the exploration, development, production and acquisition of oil and natural gas resources, with an emphasis on oil and natural gas shale and other unconventional plays and with a current focus on its Delaware Basin operations in Southeast New Mexico and West Texas, today announced initial test results from the three Mallon 27 Federal Com (“Mallon”) wells recently drilled and completed in its Ranger asset area in Lea County, New Mexico.

Mallon Well Results - Ranger Asset Area

Matador is pleased today to announce the 24-hour initial potential test results from three recent completions in its Ranger asset area in Lea County, New Mexico. These three wells, the Mallon 27 Federal Com #1H, #2H and #3H, are the first three Matador-operated wells drilled on the acreage acquired from Harvey E. Yates Company (“HEYCO”) in February 2015. All three wells are located in Sections 27 and 22, Township 19S, Range 34E in Lea County, New Mexico, and all were completed in the Third Bone Spring sand.

The 24-hour initial potential test results from each well are summarized in the table below.

In aggregate, the three wells flowed 7,856 barrels of oil equivalent per day, consisting of 7,172 barrels of oil per day and 4.1 million cubic feet of natural gas per day (91% oil). Matador has just over a 70% working interest in each of the Mallon wells. Owing to a large portion of federal acreage comprising each unit, the Company’s royalty burden in each unit is approximately 18.5% (as opposed to up to 25% on typical fee leasehold), giving Matador an overall net revenue interest of approximately 58% in each of these wells. As Matador noted at the time of the HEYCO merger, the Company expects to benefit from lesser royalty burdens on wells drilled on the former HEYCO acreage.

Each of the three Mallon wells are 7,300-ft horizontal laterals, and each has a completed lateral length of approximately 7,000 ft. Each well was completed with a 29-stage fracture treatment, including approximately 40 barrels of fluid and 3,000 pounds of primarily 20/40 mesh white sand per lateral foot. These were the largest fracture treatments pumped to date by Matador in a Bone Spring completion.

The location of the Mallon wells is shown on the accompanying map. At February 2, 2017, Matador is operating four rigs on its Delaware Basin acreage, including one rig in the Ranger/Arrowhead asset area. Matador expects to keep one rig running in its Ranger/Arrowhead asset area throughout 2017.

Management Comments

Joseph Wm. Foran, Matador’s Chairman and CEO, commented, “We are pleased to announce the results of the Mallon wells, which are among the very best wells Matador has drilled in the Delaware Basin. These wells, in addition to other non-operated wells in which we have participated since the HEYCO merger, highlight the prospectivity of our northern acreage. We are excited to further delineate and develop this portion of our Delaware Basin acreage. We continue to be pleased with our drilling results throughout the Delaware Basin, and we look forward to discussing the results of the Mallon wells and other operational highlights in our fourth quarter and year-end earnings call later this month.”

About Matador Resources Company

Matador is an independent energy company engaged in the exploration, development, production and acquisition of oil and natural gas resources in the United States, with an emphasis on oil and natural gas shale and other unconventional plays. Its current operations are focused primarily on the oil and liquids-rich portion of the Wolfcamp and Bone Spring plays in the Delaware Basin in Southeast New Mexico and West Texas. Matador also operates in the Eagle Ford shale play in South Texas and the Haynesville shale and Cotton Valley plays in Northwest Louisiana and East Texas. Additionally, Matador conducts midstream operations in support of its exploration, development and production operations and provides natural gas processing, natural gas, oil and salt water gathering services and salt water disposal services to third parties on a limited basis.

For more information, visit Matador Resources Company at www.matadorresources.com.

Forward-Looking Statements

This press release includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. “Forward-looking statements” are statements related to future, not past, events. Forward-looking statements are based on current expectations and include any statement that does not directly relate to a current or historical fact. In this context, forward-looking statements often address expected future business and financial performance, and often contain words such as “could,” “believe,” “would,” “anticipate,” “intend,” “estimate,” “expect,” “may,” “should,” “continue,” “plan,” “predict,” “potential,” “project,” “hypothetical,” “forecasted” and similar expressions that are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. Actual results and future events could differ materially from those anticipated in such statements, and such forward-looking statements may not prove to be accurate. These forward-looking statements involve certain risks and uncertainties, including, but not limited to, the following risks related to financial and operational performance: general economic conditions; the Company’s ability to execute its business plan, including whether its drilling program is successful; changes in oil, natural gas and natural gas liquids prices and the demand for oil, natural gas and natural gas liquids; its ability to replace reserves and efficiently develop current reserves; costs of operations; delays and other difficulties related to producing oil, natural gas and natural gas liquids; its ability to make acquisitions on economically acceptable terms; its ability to integrate acquisitions; availability of sufficient capital to execute its business plan, including from future cash flows, increases in its borrowing base and otherwise; weather and environmental conditions; and other important factors which could cause actual results to differ materially from those anticipated or implied in the forward-looking statements. For further discussions of risks and uncertainties, you should refer to Matador’s SEC filings, including the “Risk Factors” section of Matador’s most recent Annual Report on Form 10-K and any subsequent Quarterly Reports on Form 10-Q. Matador undertakes no obligation and does not intend to update these forward-looking statements to reflect events or circumstances occurring after the date of this press release, except as required by law, including the securities laws of the United States and the rules and regulations of the SEC. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this press release. All forward-looking statements are qualified in their entirety by this cautionary statement.

Contact Information

Mac Schmitz
Capital Markets Coordinator
(972) 371-5225
investors@matadorresources.com

## *~7,300-ft Third Bone Spring Laterals*

CXO – Aircobra 12 State #2H
~3,800' Third Bone Spring Horizontal
Matador – Cimarron 16-19-34 RN State #134H
~4,800' Third Bone Spring Horizontal
Perla Negra Fed Com #1H
~4,000' Third Bone Spring Horizontal
XEC – Cordoniz 28 Fed #4H
~4,500' Third Bone Spring Horizontal
Matador – Mallon 27 Federal Com #1H, #2H and #3H
~7,300' Third Bone Spring Horizontals
Combined IP: 7,856 BOE/d (91% oil)
19S
34E
US 62
US 180
Matador Acreage

- First Matador-operated wells on former HEYCO acreage
- Combined IP of 7,856 BOE/d (91% oil), including 7,172 Bbl/d oil and 4.1 MMcf/d natural gas
- Matador's largest Bone Spring fracs at 40 Bbl/ft and 3,000 lb/ft of primarily 20/40 white sand; 29 frac stages on each well

*Circle shows approximate location of Mallon wells in Matador's Delaware Basin acreage position.*

Note: All acreage at October 31, 2016. Some tracts not shown on map.